Cash and cash equivalents - Schedule of Cash and Cash Equivalents (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018		Dec. 31, 2017 [1]	Dec. 31, 2016	[1]
Subclassifications of assets, liabilities and equities [abstract]
Bank deposits	$ 215,000	$ 62,500
Cash at bank and in hand	81,954	110,633
TOTAL	296,954	173,133
Of which restricted cash	0	79	[1]	$ 115
Cash and cash equivalents (Note 13)	$ 296,954	$ 173,133	[1],[2]	$ 143,648	$ 206,689

[1]	.
[2]	* The Group initially applied IFRS 16 at January 1, 2019, using the modified retrospective approach. Under this approach, comparative information is not restated. Due to the increased significance of inventory (see accounting policies), the Group has re-presented the comparative information related to bunker inventory to align with the current year presentation.